UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

Covad Communications Group, Inc.

(Exact name of the Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25271 (Commission File Number)	77-0461529 (IRS Employer Identification No.)

110 Rio Robles San Jose, California (Address of principal executive offices)	95134-1813 (Zip code)

(408) 952-6400
(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01: Entry into a Material Definitive Agreement

     On November 30, 2004, Covad Communications Group, Inc. (the “Company”) entered into the Company’s standard indemnification agreement (the “Agreement”) with Susan Crawford, Acting Chief Financial Officer.

     The Agreement provides terms and conditions for the indemnification of Ms. Crawford by the Company for liabilities arising out of her position as an officer of the Company.

     The foregoing summary of the Agreement is not intended to be a complete description of all of the terms thereof. For further information, please see the copy of the Agreement that is attached as Exhibit 10.1 to this report and incorporated herein by reference.

ITEM 9.01: Financial Statements and Exhibits

(c) Exhibits

10.1	Indemnification Agreement between Covad Communications Group, Inc. and Susan Crawford.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2004

By:	/s/ James A. Kirkland
James A. Kirkland
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Indemnification Agreement between Covad Communications Group, Inc. and Susan Crawford.